UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 31, 2008
PACKETEER, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE	000-26785	77-0420107

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
10201 NORTH DE ANZA BLVD.
CUPERTINO, CALIFORNIA 95014
(Address of principal executive offices)
Registrant’s telephone number, including area code: (408) 873-4400
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On January 31, 2008, Packeteer, Inc. issued a press release announcing its operating and financial results for the three and twelve months ended December 31, 2007, and intends to present additional financial information during a related conference call held on January 31, 2008. Such additional information will be posted on the Company’s website at the close of the conference call. The press release and conference call contain forward-looking statements regarding the Company and include cautionary statements identifying factors that could cause actual results to differ materially from those anticipated. A copy of the press release is being furnished as Exhibit 99.1 and is incorporated herein in its entirety by reference.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits

Exhibit Number	Description

99.1	Press Release of Packeteer, Inc. dated January 31, 2008 announcing its operating and financial results for the three and twelve months ended December 31, 2007.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Packeteer, Inc.
Date: January 31, 2008	By:	/s/ David C. Yntema
		Name:	David C. Yntema
		Title:	Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Packeteer, Inc. dated January 31, 2008 announcing its operating and financial results for the three and twelve months ended December 31, 2007.